UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Westrock Coffee Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V69717-P22960 You invested in WESTROCK COFFEE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025. Vote Virtually at the Meeting* June 6, 2025 8:00 a.m. (Central Time) WESTROCK COFFEE COMPANY 2025 Annual Meeting to be held Virtually on June 6, 2025 8:00 a.m. CT Vote by 10:59 p.m. CT June 5, 2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. The Company will be hosting the meeting live via the internet this year. To attend the meeting via the internet, please go to www.virtualshareholdermeeting.com/WEST2025 and be sure to have the control number that is printed above.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V69718-P22960 Voting Items Board Recommends WESTROCK COFFEE COMPANY 2025 Annual Meeting Vote by June 5, 2025 10:59 PM CT 1. Election of Directors Nominees: 1a. Scott T. Ford For 1b. Jeffrey H. Fox For 1c. Hugh McColl, III For 1d. Leslie Starr For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.